UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2025

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613			59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)			(I.R.S. employer identification no.)

	300 Banyan Blvd., Suite 1101
	West Palm Beach	FL	33401
	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 627-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 19, 2025, Dycom Industries, Inc. (the “Company”) issued a press release reporting fiscal 2026 third quarter results. The Company also provided forward guidance. Additionally, on November 19, 2025, the Company made available related materials to be discussed during the Company’s webcast and conference call referred to in such press release. A copy of the press release and related conference call materials are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated into Item 2.02 of this Current Report on Form 8-K by reference.

The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”) if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K, including the press release and related slide presentation and Non-GAAP reconciliations that are furnished as exhibits to this Current Report on Form 8-K, contain forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements are subject to change. Forward-looking statements are based on management’s current expectations, estimates and projections. These statements are subject to risks and uncertainties that may cause actual results for completed periods and periods in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for credit losses, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, potential liabilities or other adverse effects arising from occupational health, safety, and other regulatory matters, the adequacy of our liquidity, the availability of financing to address our financials needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake any obligation to update forward-looking statements.

Item 9.01 Financial Statement and Exhibits.

(d)Exhibits

99.1	Press release dated November 19, 2025 by Dycom Industries, Inc. reporting fiscal 2026 third quarter results.
99.2	Slide presentation relating to the webcast and conference call to be held on November 19, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 19, 2025

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Senior Vice President, General Counsel and Corporate Secretary